SCUDDER
                                                                     INVESTMENTS


The Japan Fund, Inc.

Supplement to the Currently Effective Prospectus

Class S Shares
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The following information supplements the information included in the first paragraph under the section entitled "The Fund's Main Investment Strategy":

On June 28, 2002, the Board of Directors of the fund approved a change to the fund's investment policy that will become effective as of the effective date of the new advisory agreement described below under "Investment Advisor". Under the amended investment policy, the fund would seek long-term capital appreciation by investing at least 80% of assets in securities of Japanese issuers and other investments that are tied economically to Japan.

The following information supplements the information included under the section entitled "Investment advisor":

On June 28, 2002, the Board of Directors of the fund voted to recommend to shareholders that they approve a new Investment Advisory Agreement between the fund and Fidelity Management & Research Company ("FMR"). The new agreement will be presented to the fund's shareholders for approval at a special meeting of shareholders to be held in August 2002. If the new agreement is approved by the fund's shareholders, FMR will act as the fund's investment advisor and the fund will enter into an Administration Agreement with SEI Investments Mutual Funds Services pursuant to which SEI will act as the fund's administrator.

At the request of the fund's Board of Directors, Deutsche Investment Management Americas Inc. has agreed to continue to act as the investment manager for the fund pursuant to the interim investment management agreement described below, pending shareholder approval of the new Investment Advisory Agreement.

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The following information supplements the information included under the section entitled "The subadvisor":

On June 28, 2002, the Board of Directors of the fund voted to recommend to shareholders that they approve subadvisory agreements between FMR and FMR Co., Inc., FMR and Fidelity Management & Research (U.K.) Inc., FMR and Fidelity Management & Research (Far East) Inc. ("FMR Far East"), FMR and Fidelity International Investment Advisors ("FIIA"), FIIA and Fidelity Investments Japan Limited ("FIJ"), FIIA and Fidelity International Investment Advisors (U.K.) Limited, and FMR Far East and FIJ. The new subadvisory agreements will be presented to the fund's shareholders for approval at a special meeting of shareholders to be held in August 2002.

At the request of the fund's Board of Directors, Deutsche Asset Management (Japan) Limited has agreed to continue to act as the fund's subadvisor pursuant to the interim subadvisory agreement described below, pending shareholder approval of the new subadvisory agreements.











June 28, 2002